UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549


                                     FORM 8-K/A

                                  CURRENT REPORT
      Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  April 26, 2004

                     AMERICAN HOME MORTGAGE INVESTMENT TRUST
                    Mortgage-Backed Notes, Series 2003-1 Trust
              (Exact name of registrant as specified in its charter)

New York (governing law of            333-106323-13       N/A
Pooling and Servicing Agreement)      (Commission         IRS EIN
(State or other                       File Number)
jurisdiction
of Incorporation)



       c/o Wells Fargo Bank, N.A.
       9062 Old Annapolis Road
       Columbia, MD                                         21045
       (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code:  (410) 884-2000

       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))


ITEM 8.01  Other Events

Subsequent to filing the 8-K relating to the payment date on April 26, 2004, a revision was made to the AMERICAN HOME MORTGAGE INVESTMENT TRUST, Mortgage-Backed Notes, Series 2003-1 which was not included in the original 8-K filed. The 8-K is being amended because corrections were made to various reporting varibles. This revision was not previously disclosed in a 1934 Act filing. The revised data has been and will continue to be available on the Wells Fargo Bank, website at www.ctslink.com.

ITEM 9.01  Financial Statements and Exhibits

      (c)  Exhibits


           Exhibit Number          Description
           EX-99.1                 Amended monthly report distributed to holders
                                   of Mortgage-Backed Notes, Series 2003-1
                                   Trust, relating to the April 26, 2004
                                   distribution.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                     AMERICAN HOME MORTGAGE INVESTMENT TRUST
                    Mortgage-Backed Notes, Series 2003-1 Trust
                                   (Registrant)

              By:    Wells Fargo Bank, N.A. as Securities Administrator
              By:   /s/   Beth Belfield as Assistant Vice President
              By:    Beth Belfield as Assistant Vice President
              Date:  3/14/2005

                                INDEX TO EXHIBITS

Exhibit Number            Description
EX-99.1                   Amended monthly report distributed to holders of
                          Mortgage-Backed Notes, Series 2003-1 Trust, relating to the April 26, 2004 distribution.




                   EX-99.1

AMERICAN HOME MORTGAGE INVESTMENT TRUST
Mortgage-Backed Notes


Record Date:             3/31/2004
Distribution Date:       4/26/2004


AMERICAN HOME MORTGAGE INVESTMENT TRUST
Mortgage-Backed Notes
Series 2003-1


Contact: Customer Service - CTSLink
         Wells Fargo Bank, N.A.
         Securities Administration Services
         7485 New Horizon Way
         Frederick, MD 21703
         Telephone: (301) 815-6600
         Fax:       (301) 815-6660







                                          Certificateholder Distribution Summary

                             Certificate    Certificate                  Beginning
                             Class          Pass-Through               Certificate           Interest          Principal
Class             CUSIP      Description    Rate                            Balance       Distribution       Distribution

       A         02660TAA1              SEN             1.49000%     191,720,411.53         253,923.03       2,133,762.62
      M-1        02660TAB9              MEZ             1.79000%      10,970,354.80          17,455.05         122,095.15
      M-2        02660TAC7              MEZ             2.49000%       6,268,732.65          13,874.79          69,768.20
      OT         AHM0301OT              OT              0.00000%               0.00               0.01               0.00
Totals                                                               208,959,498.98         285,252.88       2,325,625.97

                     Certificateholder Distribution Summary (continued)

                          Current             Ending                            Cumulative
                         Realized        Certificate              Total           Realized
Class                         Loss            Balance       Distribution             Losses

A                             0.00     189,586,648.91       2,387,685.65               0.00
M-1                           0.00      10,848,259.65         139,550.20               0.00
M-2                           0.00       6,198,964.45          83,642.99               0.00
OT                            0.00               0.00               0.01               0.00
Totals                        0.00     206,633,873.01       2,610,878.85               0.00

All distributions required by the Pooling and Servicing Agreement have been calculated by the
Certificate Administrator on behalf of the Trustee.





                                                Principal Distribution Statement

                         Original            Beginning          Scheduled       Unscheduled
                             Face          Certificate          Principal         Principal                        Realized
Class                       Amount              Balance       Distribution      Distribution        Accretion       Loss (1)

A                   197,860,600.00       191,720,411.53               0.00      2,133,762.62             0.00           0.00
M-1                  11,321,700.00        10,970,354.80               0.00        122,095.15             0.00           0.00
M-2                   6,469,500.00         6,268,732.65               0.00         69,768.20             0.00           0.00
OT                            0.00                 0.00               0.00              0.00             0.00           0.00
Totals              215,651,800.00       208,959,498.98               0.00      2,325,625.97             0.00           0.00

(1) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed.
    Please Refer to the Prospectus Supplement for a Full Description.


                         Principal Distribution Statement (continued)

                             Total               Ending           Ending               Total
                         Principal          Certificate      Certificate           Principal
 Class                    Reduction              Balance       Percentage        Distribution

 A                     2,133,762.62       189,586,648.91       0.95818293        2,133,762.62
 M-1                     122,095.15        10,848,259.65       0.95818293          122,095.15
 M-2                      69,768.20         6,198,964.45       0.95818293           69,768.20
 OT                            0.00                 0.00       0.00000000                0.00

 Totals                2,325,625.97       206,633,873.01       0.95818293        2,325,625.97

                                     Principal Distribution Factors Statement

                             Original          Beginning         Scheduled        Unscheduled
                                 Face        Certificate         Principal          Principal
Class (2)                       Amount            Balance      Distribution       Distribution          Accretion


A                       197,860,600.00       968.96709870        0.00000000        10.78417138         0.00000000
M-1                      11,321,700.00       968.96709858        0.00000000        10.78417111         0.00000000
M-2                       6,469,500.00       968.96709947        0.00000000        10.78417188         0.00000000
OT                                0.00         0.00000000        0.00000000         0.00000000         0.00000000

(2) All classes are per $1,000 denomination




                             Principal Distribution Factors Statement (continued)

                                               Total             Ending            Ending              Total
                         Realized          Principal        Certificate       Certificate          Principal
Class                     Loss (3)          Reduction            Balance        Percentage       Distribution

A                       0.00000000        10.78417138       958.18292732        0.95818293        10.78417138
M-1                     0.00000000        10.78417111       958.18292748        0.95818293        10.78417111
M-2                     0.00000000        10.78417188       958.18292758        0.95818293        10.78417188
OT                      0.00000000         0.00000000         0.00000000        0.00000000         0.00000000

(3) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed.
    Please Refer to the Prospectus Supplement for a Full Description.






                                                Interest Distribution Statement

                                                            Beginning                           Payment of
                         Original          Current       Certificate/            Current            Unpaid            Current
                             Face      Certificate           Notional            Accrued          Interest           Interest
Class                       Amount             Rate            Balance           Interest         Shortfall          Shortfall


A                   197,860,600.00         1.49000%     191,720,411.53         253,923.03              0.00               0.00
M-1                  11,321,700.00         1.79000%      10,970,354.80          17,455.05              0.00               0.00
M-2                   6,469,500.00         2.49000%       6,268,732.65          13,874.79              0.00               0.00
OT                            0.00         0.00000%               0.00               0.00              0.00               0.00
Totals              215,651,800.00                                             285,252.87              0.00               0.00


                                    Interest Distribution Statement (continued)

                                                                                  Remaining                Ending
                    Non-Supported                                   Total            Unpaid          Certificate/
                         Interest           Realized             Interest          Interest              Notional
Class                    Shortfall         Losses (4)         Distribution         Shortfall               Balance


A                             0.01               0.00           253,923.03              0.00        189,586,648.91
M-1                           0.00               0.00            17,455.05              0.00         10,848,259.65
M-2                           0.00               0.00            13,874.79              0.00          6,198,964.45
OT                            0.00               0.00                 0.01              0.00                  0.00
Totals                        0.01               0.00           285,252.88              0.00

(4) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed.
    Please Refer to the Prospectus Supplement for a Full Description.



                                             Interest Distribution Factors Statement

                                                              Beginning                           Payment of
                           Original          Current       Certificate/           Current             Unpaid            Current
                               Face      Certificate           Notional           Accrued          Interest            Interest
Class (5)                     Amount             Rate            Balance          Interest          Shortfall          Shortfall


A                     197,860,600.00         1.49000%       968.96709870        1.28334307         0.00000000         0.00000000
M-1                    11,321,700.00         1.79000%       968.96709858        1.54173402         0.00000000         0.00000000
M-2                     6,469,500.00         2.49000%       968.96709947        2.14464642         0.00000000         0.00000000
OT                              0.00         0.00000%         0.00000000        0.00000000         0.00000000         0.00000000

(5) All classes are per $1,000 denomination


                              Interest Distribution Factors Statement (continued)

                                                                                Remaining             Ending
                    Non-Supported                                 Total            Unpaid       Certificate/
                         Interest           Realized           Interest          Interest           Notional
Class                    Shortfall         Losses (6)       Distribution         Shortfall            Balance


A                       0.00000005         0.00000000         1.28334307        0.00000000       958.18292732
M-1                     0.00000000         0.00000000         1.54173402        0.00000000       958.18292748
M-2                     0.00000000         0.00000000         2.14464642        0.00000000       958.18292758
OT                      0.00000000         0.00000000         0.00000000        0.00000000         0.00000000

(6) Amount Does Not Include Excess Special Hazard, Bankruptcy,or Fraud Losses Unless
    Otherwise Disclosed. Please Refer to the Prospectus Supplement for a Full Description.







                                         CERTIFICATEHOLDER ACCOUNT STATEMENT
                                                 CERTIFICATE ACCOUNT

Beginning Balance                                                                                              0.00

Deposits
     Payments of Interest and Principal                                                                2,460,976.42
     Liquidations, Insurance Proceeds, Reserve Funds                                                           0.00
     Proceeds from Repurchased Loans                                                                           0.00
     Other Amounts (Servicer Advances)                                                                   218,718.18
     Realized Loss (Gains, Subsequent Expenses & Recoveries)                                                   0.00

     Prepayment Penalties                                                                                      0.00
Total Deposits                                                                                         2,679,694.60

Withdrawals
     Reimbursement for Servicer Advances                                                                     728.25
     Payment of Service Fee                                                                               68,087.50
     Payment of Interest and Principal                                                                 2,610,878.85
Total Withdrawals (Pool Distribution Amount)                                                           2,679,694.60

Ending Balance                                                                                                 0.00

                                      PREPAYMENT/CURTAILMENT INTEREST SHORTFALL
Total Prepayment/Curtailment Interest Shortfall                                                                0.00
Servicing Fee Support                                                                                          0.00
Non-Supported Prepayment/Curtailment Interest Shortfall                                                        0.00


                                                   SERVICING FEES

Gross Servicing Fee                                                                                       65,468.75
Indenture Trustee Fee                                                                                        872.91
Master Servicing Fee                                                                                       1,745.84
Supported Prepayment/Curtailment Interest Shortfall                                                            0.00
Net Servicing Fee                                                                                         68,087.50




                                                    OTHER ACCOUNTS

                                                    Beginning            Current           Current            Ending
Account Type                                           Balance        Withdrawals          Deposits           Balance

                                                          0.00               0.00              0.00              0.00

                                  LOAN STATUS STRATIFICATION/CREDIT ENHANCEMENT STATEMENT
                                                     DELINQUENCY STATUS

         DELINQUENT               BANKRUPTCY             FORECLOSURE             REO                     Total


          No of Loans             No of Loans            No of Loans             No of Loans             No of Loans
          Principal Balance       Principal Balance      Principal Balance       Principal Balance       Principal Balance
0-29 Days                         0                      0                       0                       0
                                  0.00                   0.00                    0.00                    0.00

30 Days   1                       0                      0                       0                       1
          46,220.98               0.00                   0.00                    0.00                    46,220.98

60 Days   0                       0                      0                       0                       0
          0.00                    0.00                   0.00                    0.00                    0.00

90 Days   0                       0                      0                       0                       0
          0.00                    0.00                   0.00                    0.00                    0.00

120 Days  0                       0                      0                       0                       0
          0.00                    0.00                   0.00                    0.00                    0.00

150 Days  0                       0                      0                       0                       0
          0.00                    0.00                   0.00                    0.00                    0.00

180+ Days 0                       0                      0                       0                       0
          0.00                    0.00                   0.00                    0.00                    0.00

Totals    1                       0                      0                       0                       1
          46,220.98               0.00                   0.00                    0.00                    46,220.98


          No of Loans             No of Loans            No of Loans             No of Loans             No of Loans
          Principal Balance       Principal Balance      Principal Balance       Principal Balance       Principal Balance
0-29 Days                         0.000000%              0.000000%               0.000000%               0.000000%
                                  0.000000%              0.000000%               0.000000%               0.000000%

30 Days   0.178253%               0.000000%              0.000000%               0.000000%               0.178253%
          0.022283%               0.000000%              0.000000%               0.000000%               0.022283%

60 Days   0.000000%               0.000000%              0.000000%               0.000000%               0.000000%
          0.000000%               0.000000%              0.000000%               0.000000%               0.000000%

90 Days   0.000000%               0.000000%              0.000000%               0.000000%               0.000000%
          0.000000%               0.000000%              0.000000%               0.000000%               0.000000%

120 Days  0.000000%               0.000000%              0.000000%               0.000000%               0.000000%
          0.000000%               0.000000%              0.000000%               0.000000%               0.000000%

150 Days  0.000000%               0.000000%              0.000000%               0.000000%               0.000000%
          0.000000%               0.000000%              0.000000%               0.000000%               0.000000%

180+ Days 0.000000%               0.000000%              0.000000%               0.000000%               0.000000%
          0.000000%               0.000000%              0.000000%               0.000000%               0.000000%

Totals    0.178253%               0.000000%              0.000000%               0.000000%               0.178253%
          0.022283%               0.000000%              0.000000%               0.000000%               0.022283%





                                               OTHER INFORMATION

Current Period Class A Insufficient Funds                                                                  0.00
Principal Balance of Contaminated Properties                                                               0.00

Periodic Advance                                                                                     218,718.18





                                     COLLATERAL STATEMENT
 Collateral Description                                                            Mixed ARM
 Weighted Average Gross Coupon                                                     3.469388%
 Weighted Average Net Coupon                                                       3.094388%
 Weighted Average Pass-Through Rate                                                3.079388%
 Weighted Average Maturity(Stepdown Calculation )                                        351
 Beginning Scheduled Collateral Loan Count                                               565
 Number Of Loans Paid In Full                                                              4
 Ending Scheduled Collateral Loan Count                                                  561
 Beginning Scheduled Collateral Balance                                       209,500,034.27
 Ending Scheduled Collateral Balance                                          207,426,765.25
 Ending Actual Collateral Balance at 31-Mar-2004                              207,426,765.25
 Monthly P &I Constant                                                            605,697.35
 Special Servicing Fee                                                                  0.00
 Prepayment Penalties                                                                   0.00
 Realized Loss Amount                                                                   0.00
 Cumulative Realized Loss                                                               0.00
 Ending Scheduled Balance for Premium Loans                                   207,426,765.25
 Scheduled Principal                                                                    0.00
 Unscheduled Principal                                                          2,073,269.02

 Required Overcollateralization Amount                                                  0.00
 Overcollateralized Increase Amount                                                     0.00
 Overcollateralized reduction Amount                                                    0.00
 Specified O/C Amount                                                           1,078,259.50
 Overcollateralized Amount                                                        792,892.24
 Overcollateralized Deficiency Amount                                             285,367.26
 Base Overcollateralized Amount                                                         0.00
 Extra principal distribution Amount                                              252,356.95
 Excess Cash Amount                                                                     0.01